UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2019

_________________________
PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

_________________________

Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On December 11, 2019, the Board of Directors (the "Board") of PagerDuty, Inc. (the "Company") appointed Sameer Dholakia to serve on the Board, until his successor is elected and qualified, or sooner in the event of his death, resignation or removal. Mr. Dholakia joins the class of directors whose term expires at the Company's 2022 annual stockholders’ meeting. He has been appointed to serve on the Company's Compensation Committee and Nominating and Corporate Governance Committee. The Board has determined that Mr. Dholakia meets the requirements for independence under the applicable listing standards of New York Stock Exchange and the Securities Exchange Act of 1934, as amended.

Mr. Dholakia will be entitled to receive compensation in accordance with the Company's Non-Employee Director Compensation Policy, a copy of which is attached as Exhibit 10.11 to the Company's Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on March 21, 2019. Mr. Dholakia will also enter into the Company's standard form of indemnification agreement.

There are no arrangements or understandings between Mr. Dholakia and any other persons pursuant to which he was elected as a member of the Board. There are no family relationships between Mr. Dholakia and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: December 13, 2019	By:	/s/ Stacey A. Giamalis
Stacey A. Giamalis
Senior Vice President, Legal, General Counsel, and Secretary